UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2018

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1125 E. Broadway, Suite 770

Glendale, California 91250

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 201, pursuant to a Share Sale and Purchase Agreement, Anvia Holdings Corporation (the “Company”) announced the completion of the purchase of all of the issued and outstanding capital stock of Workstar Technologies Pty Ltd, an Australian corporate training and development institution, trading under the brand Workstar for $300,000. The Company has paid $17,621.50 with the balance due March 31, or the latest June 30, 2019, depending on the outcome of certain negotiations with a creditor of Workstar.

Workstar Technologies Pty Ltd was incorporated under the Australian Securities & Investment Commission in 2017 to acquire the assets of Careers Australia Group. Trading as Workstar, the company offers tailored digital content and corporate learning to major Australian and international companies such as McDonalds, Jetstar, PayPal and KPMG. Additional information can be found at www.workstar.com.au

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 31, 2018, Anvia issued a press release announcing the purchase of Workstar, an Australian corporation. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Registrant hereby undertakes to file the financial statements if required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)	Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information if required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

Exhibit No.	Description
10.1	Share Sale and Purchase Agreement between the Company and Workstar Technologies Pty Ltd dated December 31, 2018.
99.1	Press Release issued December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Dated: January 2, 2019	By:	/s/ Ali Kasa
Ali Kasa President